UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2026

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $575	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
Effective October 6, 2026, Better Home & Finance Holding Company (the “Company”) and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), entered into Amendment No. 1 (the “Amendment”) to that certain Rights Agreement, dated as of August 20, 2026 (the “Rights Agreement”), by and between the Company and the Rights Agent.
The Amendment accelerates the expiration of the rights to purchase shares of the Company’s Class A common stock, Class B common stock and Class C common stock issued pursuant to the Rights Agreement (the “Rights”) from the date of the Company’s 2027 annual meeting of stockholders to the close of business on October 6, 2026. Accordingly, at the close of business on October 6, 2026, all outstanding Rights expired and were no longer exercisable, and the Rights Agreement terminated. No shares of the Company’s Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), were issued or outstanding at the time the Amendment was entered into.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
Item 1.02     Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.03     Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
In connection with the adoption of the Rights Agreement, on August 20, 2026, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware (the “Secretary of State”) establishing the Preferred Shares issuable upon exercise of the Rights. On October 7, 2026, following the expiration of the Rights and termination of the Rights Agreement, the Company filed a Certificate of Elimination with the Secretary of State eliminating the Preferred Shares and returning the shares designated as Preferred Shares to the status of authorized but unissued and undesignated shares of the Company’s preferred stock.
The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Better Home & Finance Holding Company.
4.1
Amendment No. 1, dated as of October 6, 2026, to the Rights Agreement, dated as of August 20, 2026, between Better Home & Finance Holding Company and Computershare Trust Company, N.A., as rights agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: October 8, 2026	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Secretary